Equipment Held for Sale (Tables)	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Disclosure of Long Lived Assets Held-for-sale	Fair value is measured using Level 2 inputs and is based predominantly on recent sales prices. An impairment charge is recorded when the carrying value of the asset exceeds its fair value less cost to sell.
The following table summarizes the components of Net gain (loss) on sale of leasing equipment on the Consolidated Statements of Operations (in thousands):

	Year Ended December 31,
	2024	2023	2022
Impairment (loss) reversal on equipment held for sale	$(4,337)	$(7,144)	$(887)
Gain (loss) on sale of equipment, net of selling costs	74,114	65,759	116,552
Up-front (loss) on finance lease	(57,408)	—	—
Net gain (loss) on sale of leasing equipment	$12,369	$58,615	$115,665